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Exhibit 32.1
                CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Annual Report of Coram Healthcare Corporation (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allen
J. Marabito, Executive Vice President and principal executive officer fulfilling the duties and responsibilities of president and chief executive officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              /s/  ALLEN J. MARABITO
                              --------------------------------------------------
                                               Allen J. Marabito
                                            Executive Vice President, Secretary
                                and Principal Executive Officer Fulfilling the
                              Duties and Responsibilities of President and Chief
                                     Executive Officer of the Corporation

Date:  April 14, 2004